As filed with the Securities and Exchange Commission on April 29, 1999

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )


          Filed by the registrant |X|
          Filed by a party other than the registrant |_|
          Check the appropriate box:
|_|  Preliminary proxy statement
                                         |_| Confidential, For Use of the Com-
                                             mission Only (as permitted by
                                             Rule 14a-6(e)(2))
|_|  Definitive proxy statement
|X|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             MUNIVEST FLORIDA FUND
                     MUNIVEST MICHIGAN INSURED FUND, INC.
                        MUNIVEST NEW JERSEY FUND, INC.
                        MUNIYIELD FLORIDA INSURED FUND
                         MUNI YIELD PENNSYLVANIA FUND
                    MUNIYIELD NEW JERSEY INSURED FUND, INC.
                     MUNIYIELD MICHIGAN INSURED FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
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               (Name of Registrant as Specified in Its Charter)
                                 Same as above
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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:
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   |_| Fee paid previously with preliminary materials.
------------------------------------------------------------------------------
   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

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   (2) Form, Schedule or Registration Statement no.:

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   (3) Filing Party:

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   (4) Date Filed:
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

                             MUNIVEST FLORIDA FUND
                     MUNIVEST MICHIGAN INSURED FUND, INC.
                        MUNIVEST NEW JERSEY FUND, INC.
                        MUNIYIELD FLORIDA INSURED FUND
                          MUNIYIELD PENNSYLVANIA FUND
                    MUNIYIELD NEW JERSEY INSURED FUND, INC.
                     MUNIYIELD MICHIGAN INSURED FUND, INC.

              ---------------------------------------------------

                       **IMMEDIATE ATTENTION REQUIRED**

              ---------------------------------------------------

                                                                April 26, 1999

Dear Stockholder:

The Annual Meeting of Stockholders at the offices of Merrill Lynch Asset Management L.P. on April 21, 1999, has been adjourned to THURSDAY, MAY 27,
                                                            ------------------
1999  in  order  to  give  Stockholders  additional  time  to  vote on Item 3,
----
consideration and approval of an amendment of Articles of Supplementary or Certificate of Designation of your Fund. The Board of your Fund believes that this proposal is in the best interest of stockholders and recommends that you vote in favor of Item 3. Item 1, election of Directors or Trustees of your Fund, and Item 2, ratification of your Fund's independent auditors, were approved on April 21.

For your convenience, we have established three easy methods by which to register your vote:

          1.   BY PHONE:    Please call SHAREHOLDER COMMUNICATIONS CORPORATION
               --------
                            toll free at 1-800-645-4519. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern
                            Time.

          2.   BY FAX:      Fax  your   signed   proxy   ballot   anytime   to
               ------
                            1-800-733-1885.

          3.   BY MAIL:     Return your executed proxy in the enclosed postage
               -------
                            paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by May 27, 1999.

For the reasons set forth in the Combined Proxy Statement dated March 18, 1999, your Board believes that this proposal is in the best interest of stockholders and recommends a vote FOR Item 3. Please note that the information regarding the required vote for Item 3, as described under "Additional Information" in the Combined Proxy Statement, is amended as follows:

     With respect to a Fund's Common Stock, broker-dealer firms will not be permitted to grant voting authority without instructions with respect to amending the Fund's Articles Supplementary or Certificate of Designation (Item 3). Shares of AMPS held in "street name," however, may be voted under certain conditions by broker-dealer firms with respect to Item 3 and counted for purposes of establishing a quorum if no instructions are received one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the AMPS outstanding have voted on Item 3, (ii) less than 10% of the AMPS outstanding have voted against Item 3 and (iii) holders of Common Stock have voted to approve Item 3. In such instances, the broker-dealer firm will vote these shares of AMPS on Item 3 in the same proportion as the votes cast by all holders of AMPS who have voted on Item 3. Merrill Lynch, Pierce, Fenner & Smith Incorporated has advised the Funds that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Item 3 (with respect to AMPS only) in the same proportion as the votes received from beneficial owners of those shares for which instruction have been received, whether or not held in nominee name.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call SHAREHOLDER COMMUNICATIONS CORPORATION at the above mentioned number.

IF YOU HAVE ALREADY VOTED YOUR SHARES, THANK YOU FOR PARTICIPATING AND PLEASE DISREGARD THIS NOTICE.

Thank you for your prompt attention

                             MUNIVEST FLORIDA FUND
                     MUNIVEST MICHIGAN INSURED FUND, INC.
                        MUNIVEST NEW JERSEY FUND, INC.
                        MUNIYIELD FLORIDA INSURED FUND
                          MUNIYIELD PENNSYLVANIA FUND
                    MUNIYIELD NEW JERSEY INSURED FUND, INC.
                     MUNIYIELD MICHIGAN INSURED FUND, INC.

              ---------------------------------------------------

                       **IMMEDIATE ATTENTION REQUIRED**

              ---------------------------------------------------

                                                                April 26, 1999

Dear Stockholder:

The Annual Meeting of Stockholders at the offices of Merrill Lynch Asset Management L.P. on April 21, 1999, has been adjourned to THURSDAY, MAY 27,
                                                            ------------------
1999  in  order  to  give  Stockholders  additional  time  to  vote on Item 3,
----
consideration and approval of an amendment of Articles of Supplementary or Certificate of Designation of your Fund. The Board of your Fund believes that this proposal is in the best interest of stockholders and recommends that you vote in favor of Item 3. Item 1, election of Directors or Trustees of your Fund, and Item 2, ratification of your Fund's independent auditors were approved on April 21.

For your convenience, we have established three easy methods by which to register your vote:

          1.   BY TOUCH-TONE:  Please  refer to the "800"  number  printed  on
               -------------
                               your voting instruction form.

          2.   BY INTERNET:    Visit WWW.PROXYVOTE.COM.  Once there, enter the
               -----------           -----------------
                               12 digit control number located on your proxy card.

          3.   BY  MAIL:       Return  your  executed  proxy  in the  enclosed
               --------
                               postage paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by May 27, 1999.

For the reasons set forth in the Combined Proxy Statement dated March 18, 1999, your Board believes that this proposal is in the best interest of stockholders and recommends a vote FOR Item 3. Please note that the information regarding the required vote for Item 3, as described under "Additional Information" in the Combined Proxy Statement, is amended as follows:

     With respect to a Fund's Common Stock, broker-dealer firms will not be permitted to grant voting authority without instructions with respect to amending the Fund's Articles Supplementary or Certificate of Designation (Item 3). Shares of AMPS held in "street name," however, may be voted under certain conditions by broker-dealer firms with respect to Item 3 and counted for purposes of establishing a quorum if no instructions are received one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the AMPS outstanding have voted on Item 3, (ii) less than 10% of the AMPS outstanding have voted against Item 3 and (iii) holders of Common Stock have voted to approve Item 3. In such instances, the broker-dealer firm will vote these shares of AMPS on Item 3 in the same proportion as the votes cast by all holders of AMPS who have voted on Item 3. Merrill Lynch, Pierce, Fenner & Smith Incorporated has advised the Funds that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Item 3 (with respect to AMPS only) in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name.

If you have any  questions  regarding  the meeting  agenda or the execution of
your   proxy,   please  call   SHAREHOLDER   COMMUNICATIONS   CORPORATION   at
1-800-645-4519.

IF YOU HAVE ALREADY VOTED YOUR SHARES, THANK YOU FOR PARTICIPATING AND PLEASE DISREGARD THIS NOTICE.

Thank you for your prompt attention